UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — June 11, 2010

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

On June 11, 2010, Bemis Company, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Exopack Holding Corp. (“Exopack”), which is an affiliated portfolio company of Sun Capital Partners, Inc. (“Sun Capital”).  Pursuant to the Agreement, the Company agreed to sell (the “Sale”) to Exopack certain assets and liabilities relating to the portion of the food packaging business, including facilities located in Menasha, Wisconsin and Tulsa, Oklahoma (the “Business”), which the Company was required to divest pursuant to the Proposed Final Judgment filed by the U.S. Department of Justice on February 25, 2010 against the Company, Rio Tinto plc, Alcan Corporation and the Hold Separate Stipulation and Order entered by the U.S. District Court for the District of Columbia against such parties on February 25, 2010 (collectively, the “Consent Decree”).

The purchase price for the Sale is $81.15 million payable in cash at closing, subject to certain post-closing adjustments.  The closing of the Sale has not occurred and is subject to customary closing conditions, including approval by the U.S. Department of Justice.  The parties made customary representations, warranties and covenants to each other in the Agreement and each party has certain indemnification obligations to the other under the Agreement.  If the closing occurs, consistent with the Consent Decree, the Company has agreed for a period of time not to manufacture, sell or solicit customers for the sale of certain flexible packaging products or solicit the employees of the Business.

Item 7.01                                             Regulation FD Disclosure.

On June 14, 2010, the Company issued a press release announcing the entry into the Agreement.  A copy of the press release is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

The information in this Item 7.01 and the exhibit attached hereto are being furnished and will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

99(a)                      Press Release dated June 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/Stanley A. Jaffy
Stanley A. Jaffy, Vice President and Controller

Date	June 14, 2010

Index to Exhibits

Exhibit No.	Description	Method of Filing

99(a)	Press Release dated June 14, 2010	Electronic Transmission